UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): August 11, 2006

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
              (Exact name of registrant as specified in its charter)


  DELAWARE                       1-2207                      38-0471180
  -----------------              --------------              --------------
  (State or Other                (Commission                 (I.R.S. Employer
  Jurisdiction of                File Number)                Identification No.)
  Incorporation)

  280 Park Avenue
  New York, NY                                             10017
  -----------------------------------------------------------------------------
  (Address of principal executive offices)                 (Zip Code)

     Registrant's telephone number, including area code:   (212)  451-3000

                                   N/A
  -----------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On August 11, 2006, Triarc Companies, Inc. (the "Company") issued a press release announcing its results for the fiscal quarter ended July 2, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1, which is furnished pursuant to Item 9.01, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in
Item 2.02 of, and Exhibit 99.1 to, this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01.   Other Events

     The Company also announced that on August 10, 2006 its Board of Directors approved the payment of regular quarterly cash dividends of $0.08 per share on its Class A Common Stock and $0.09 per share on it Class B Common Stock, Series
1. The record date for the regular quarterly cash dividends is September 1, 2006 and the payment date is September 15, 2006.

     The Certificate of designation for the Class B Common Stock provides that the Class B Common Stock is entitled, through September 4, 2006, to receive regular quarterly cash dividends that are at least 110% of any regular quarterly cash dividends that are paid on the Class A Common Stock. However, on August 10, 2006, the Company's Board of Directors determined that until December 31, 2006 the Company will continue to pay regular quarterly cash dividends at that higher rate on the Class B Common Stock, if any regular quarterly cash dividends are paid on the Class A Common Stock. The Board of Directors has not yet made any determination of the relative amounts of any regular quarterly cash dividends that will be paid on the Class A Common Stock and Class B Common Stock after December 31, 2006. There can be no assurance that any additional regular quarterly cash dividends will be declared or paid, or of the amount or timing of such dividends, if any.

     A copy of the press  release  announcing  the foregoing is filed as Exhibit
99.2 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d)          Exhibits

99.1         Press release of Triarc Companies, Inc. dated August 11, 2006.

99.2         Press release of Triarc Companies, Inc. dated August 11, 2006.

                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TRIARC COMPANIES, INC.


                                    By:/s/STUART I. ROSEN
                                    --------------------------
                                    Stuart I. Rosen
                                    Senior Vice President and
                                    Secretary

Dated:   August 11, 2006




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                                 EXHIBIT INDEX


Exhibit                         Description
-------                         -----------

99.1     Press release of Triarc Companies, Inc. dated August 11, 2006.


99.2     Press release of Triarc Companies, Inc. dated August 11, 2006.